UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2013

COLONY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34456	27-0419483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2450 Broadway, 6th Floor Santa Monica, CA	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Colony Financial, Inc. (the “Company”) acquires single-family residential rental properties through its investment in CAH Operating Partnership, L.P. (“CAH OP,” formerly known as CSFR Operating Partnership, L.P.). CAH OP is a majority owned subsidiary of Colony American Homes, Inc. (“Colony American Homes”, formerly known as Colony Single-Family Residential, Inc.).

On May 2, 2013, Colony American Homes announced that it has filed a registration statement on Form S-11 with the U.S. Securities and Exchange Commission for a proposed initial public offering of its shares of common stock. This Form 8-K does not constitute an offer of any securities for sale.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2013	COLONY FINANCIAL, INC.

	By:	/s/ Darren J. Tangen
Darren J. Tangen
Chief Operating Officer & Chief Financial Officer